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                                                                    EXHIBIT 23.2

The Board of Directors
Signature Inns, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Joint Proxy Statement/Prospectus.

KPMG LLP

Indianapolis, Indiana

March 24, 1999